Business combinations	12 Months Ended
Dec. 31, 2016
Business combinations
Business combinations

9. Business combinations

BioPancreate

On October 29, 2013, we exercised our option to acquire the remaining interest in BioPancreate. As consideration for this acquisition of shares, we issued 336,136 shares of our ordinary shares in October 2013 and an additional 5,272 ordinary shares in January 2014. The transaction was recorded as an equity transaction and the previously held non‑controlling interest in BioPancreate was reclassified to equity.

Aspireo Pharmaceuticals Ltd. Acquisition

On June 30, 2015, we acquired veldoreotide from Aspireo Pharmaceuticals Ltd., an Israeli company. Veldoreotide was formerly called COR-005 by us and DG3173 by Aspireo Pharmaceuticals.  We also acquired from Aspireo the rights and obligations to the on‑going research and development contracts, which combined with veldoreotide represented “substantially all” of the Aspireo business.  Under the terms of the acquisition agreement, we issued to Aspireo 2,062,677 common shares, which had a value of $33.2 million on June 30, 2015. In connection with this acquisition, we also made a payment to the Office of the Chief Scientist of the Israeli Ministry of Economy, or OCS, in the amount of $3.0 million, which represents the repayment of amounts granted by the OCS to Aspireo, plus interest, that were used in support of research and development conducted by Aspireo for the development of DG3173.

The acquisition was accounted for using the acquisition method of accounting for business combinations. The total consideration transferred was allocated to the assets acquired and liabilities assumed based on their respective fair values. The fair value of $16.10 per ordinary share of the 2,062,677 ordinary shares issued was determined based on the closing market price on the NOTC of our ordinary shares on the acquisition date. To determine the fair value of the acquired in‑process research and development intangible asset, we applied the income approach using the multi‑period excess earnings method. The following table summarizes the fair values of the assets acquired and liabilities assumed (in thousands):

In process research and development	$31,323
Liabilities assumed:
Other liabilities (net)	(195)
OCS liability	(2,973)
Total fair values of assets and liabilities	28,155
Fair value of total consideration transferred	(33,211)
Goodwill	$(5,056)

The excess of the consideration transferred over net assets acquired was assigned to goodwill in an amount of $5.1 million and is primarily related to expected synergies. A deferred tax liability was not recorded for the difference between the book and cost basis of the in‑process research and development intangible asset because the asset is domiciled in the Cayman Islands and therefore we do not expect to pay income tax. The goodwill is not deductible for income tax purposes.

We incurred $2.2 million in acquisition‑related transaction costs for the period ended December 31, 2015, which is included as general and administration expense in the accompanying consolidated statements of operations.